LVIP RPM BlackRock Global Allocation V.I. Fund

Supplement Dated September 18, 2013

to the Prospectus and Summary Prospectus

(dated April 30, 2013),

and the Statement of Additional Information

(dated April 30, 2013, as supplemented May 1, 2013)

This Supplement updates certain information in each Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information. You may obtain copies of each Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

Revisions to the Summary Prospectus, Prospectus, and Statement of Additional Information for LVIP RPM BlackRock Global Allocation V.I. Fund:

Effective November 11, 2013, LVIP RPM BlackRock Global Allocation V.I. Fund’s name is changed to “LVIP BlackRock Global Allocation V.I. RPM Fund.”